                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             MEDINEX SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

--------------------------------------------------------------------------------

                           [LOGO OF MEDINEX SYSTEMS]
                       806 West Clearwater Loop, Suite N
                            Post Falls, Idaho 83854

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 May 22, 2001

                               ----------------

DEAR STOCKHOLDER:

  You are invited to attend Medinex Systems, Inc.'s (Medinex) 2001 Annual Meeting of Stockholders ("Annual Meeting"), which will be held at Best Western Cavanaugh's Templin's Resort in Post Falls, Idaho, on Tuesday, May 22, 2001, at 10:00 a.m. Pacific Daylight Time for the following purposes:

    1. Elect one Class II Director to serve until Medinex's 2004 annual meeting or until his or her successor is duly elected and qualified (see "PROPOSAL 1. ELECTION OF DIRECTORS");

    2. Ratify the selection of Williams & Webster, P.S., as Medinex's independent auditors for the year ending December 31, 2001 (see "PROPOSAL
  2. RATIFICATION OF APPOINTMENT OF AUDITORS"); and

    3. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

  Our Board of Directors ("Board" or "Board of Directors") has established the close of business on Tuesday, March 27, 2001, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting.

  We hope you will be able to attend. If you are unable to attend, we would like your vote. Voting by proxy will not prevent you from voting in person at the Annual Meeting, but it will assure that your vote is counted if you are unable to attend the Annual Meeting.

  If you plan to vote at the Annual Meeting and your shares are held by a broker, bank, or other person, you must bring two additional items to the Annual Meeting: (i) a letter from that entity which confirms your beneficial ownership of shares, and (ii) a proxy issued on your behalf.

  Your vote is important to us, regardless of the number of shares you own. Please sign and date the enclosed proxy card and return it promptly in the enclosed self-addressed, postage-paid envelope.

  If you have any questions, please do not hesitate to contact us.

                                          Sincerely,

                                          /s/ Anthony J. Paquin
                                          Anthony J. Paquin
                                          Chairman of the Board,
                                          President and Chief Executive
                                           Officer

Post Falls, Idaho
April 5, 2001

                             MEDINEX SYSTEMS, INC.
                       806 WEST CLEARWATER LOOP, SUITE N
                            POST FALLS, IDAHO 83854

                                PROXY STATEMENT

                               TABLE OF CONTENTS

INTRODUCTION................................................................   1

INFORMATION CONCERNING VOTING...............................................   1
  General Information.......................................................   1
  Date, Time and Place of Annual Meeting....................................   1
  Record Date; Shares Entitled to Vote......................................   1
  Market for Medinex's Common Stock.........................................   2
  Quorum; Required Vote.....................................................   2
  Revocation of Proxies.....................................................   2
  Solicitation..............................................................   2

PROPOSAL 1 ELECTION OF DIRECTORS............................................   3
  Nominee...................................................................   3
  Directors.................................................................   3

PROPOSAL 2 RATIFICATION OF APPOINTMENT OF AUDITORS..........................   4

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS...........................   4
  Audit Committee...........................................................   5
  Compensation Committee....................................................   5
  Nominating Committee......................................................   5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..............   6

EXECUTIVE COMPENSATION AND OTHER INFORMATION................................   8
  Summary of Cash and Certain Other Compensation............................   8
  Stock Option Grants in 2000...............................................   9
  Aggregated Stock Options..................................................  10
  Director Compensation.....................................................  11
  Executive Officers and Directors..........................................  12
  Description of Executive Officers, Directors and Key Employees............  12

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.....................  13

AUDIT COMMITTEE REPORT......................................................  15

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....................  16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............................  16
  Indemnification of Executive Officers and Directors.......................  17

STOCKHOLDER PROPOSALS OR NOMINATION OF DIRECTORS............................  17

OTHER MATTERS...............................................................  18

Appendix A: Audit Committee Charter ........................................ A-1

                                 INTRODUCTION

  Medinex Systems, Inc. (the Company or Medinex), formerly named Netivation.com, Inc., commenced current operations after acquiring technology developed by the existing management team in September 1997 and began generating revenues from the sale of advertising and sponsorships in January 1999. Currently, revenue is generated from the sale of Medinex Office, a practice management system, the sale of LeadPages, single-page Web sites within Medinex's MedMarket.com community and the sale of medical supplies through our wholly-owned subsidiary, Pinnacle Medsource, Inc.

  Medinex currently focuses its sales efforts on Medinex Office, its proprietary Web-based practice management system, MxSecure, a Web-based secure medical messaging system and business-to-business e-commerce. The Company's strategy is to build significant revenues by positioning itself as a leading provider of practice management software to the over 1 million physicians in the United States of America and to develop leading Internet products and services for the medical and health care community. Medinex maintains its corporate offices in Post Falls, Idaho, which serves as the control center for the software and medical e-commerce business while it operates its medical supply distribution business, Pinnacle Medsource, Inc., in Alpharetta, Georgia.

                         INFORMATION CONCERNING VOTING

General Information

  We have sent you the enclosed proxy card because Medinex's Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement is designed to provide you with information to assist you in voting your shares. It summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission. The purpose of the Annual Meeting is for the stockholders of Medinex's common stock to consider and vote on the following proposals:

    1. Elect one Class II Director to serve until Medinex's 2004 annual meeting or until his or her successor is duly elected and qualified (see "PROPOSAL 1. ELECTION OF DIRECTORS");

    2. Ratify the selection of Williams & Webster, P.S. as Medinex's independent auditors for the year ending December 31, 2001 (see "PROPOSAL
  2. RATIFICATION OF APPOINTMENT OF AUDITORS"); and

    3. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Date, Time and Place of Annual Meeting

  The Annual Meeting will be held on Tuesday, May 22, 2001, at 10:00 a.m., Pacific Daylight Time, at Best Western Cavanaughs Templin's Resort in Post Falls, Idaho. Medinex intends to mail this Proxy Statement and accompanying proxy card on or about April 5, 2001, to all Stockholders entitled to vote at the Annual Meeting.

Record Date; Shares Entitled to Vote

  Medinex's Board of Directors fixed the close of business on Tuesday, March 27, 2001, as the record date (the "Record Date") for determining Medinex's stockholders entitled to vote at the Annual Meeting. Only the holders of record of Medinex's common stock on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 27, 2001, there were 12,327,421, shares of common stock outstanding.

Market for Medinex's Common Stock

  Medinex's common stock is listed for quotation on the Nasdaq National Market System under the symbol "MDNX." On the Record Date, the fair market value of Medinex's common stock as reported by the Nasdaq National Market System at the close of trading was $0.28 per share. Medinex has received a letter of determination from Nasdaq that the company has failed to maintain a minimum bid price of $1.00 and will be delisted from the National Market System. Medinex has appealed the determination and has requested a hearing before the Nasdaq Listing Qualifications Panel ("Panel"). The hearing is scheduled for April 6, 2001. Medinex has also received a letter of determination from Nasdaq that the Company has failed to maintain the minimum value of public float requirement of $5,000,000. The Company must demonstrate compliance with the Nasdaq requirement by April 9, 2001 or submit an application to transfer the stock listing to the Nasdaq SmallCap Market to avoid a delisting of the stock. A delisting on this basis could also be appealed to the Panel.

Quorum; Required Vote

  On the Record Date, there were 12,327,421 shares of outstanding common stock of Medinex and approximately 2,543 holders of record. You are entitled to one vote for each share of Medinex's common stock that you hold as of the Record Date on each of the matters to be voted on at the Annual Meeting. You do not have cumulative voting rights. A quorum consisting of at least 6,163,711 (one-half record shares) shares is necessary to hold a valid meeting. If at least 6,163,711 shares of the total 12,327,421 shares entitled to vote at the Annual Meeting are cast, either in person or by proxy, a quorum will exist.

  The inspector of election appointed for the Annual Meeting will tabulate all votes. The inspector of election will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will count toward the quorum requirement, and they will have the same effect as negative votes. Broker non-votes will be counted toward a quorum, but will not be counted in determining whether a matter is approved.

  If the shares held by the persons present or represented by proxy at the Annual Meeting are less than 6,163,711 shares of Medinex's common stock, the Annual Meeting may be adjourned for the purpose of obtaining additional proxies, votes or for any other purpose. At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original Annual Meeting, except for any proxies which have since then effectively been revoked or withdrawn. See "Revocation of Proxies" below.

Revocation of Proxies

  You may revoke a proxy at any time before it is voted. You may revoke the proxy by filing a written notice of revocation or a duly executed proxy card of a later date with the Secretary of Medinex at its executive office located at 806 West Clearwater Loop, Suite N, Post Falls, Idaho 83854, or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not, by itself, revoke your proxy.

Solicitation

  Medinex will pay the entire cost for solicitation of proxies. Copies of the solicitation materials will be sent to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of Medinex's common stock beneficially owned by others to forward to such beneficial owners. Medinex may reimburse persons representing beneficial owners of common stock for their costs of forwarding proxy solicitation materials to the beneficial owners. Directors, executive officers, or other Medinex employees may supplement the original solicitation of proxies. Medinex will not pay its directors, executive officers, or employees any additional compensation for this service.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  Medinex's Board of Directors is divided into three classes of directors. Each director serves a staggered three-year term that expires at an annual meeting of stockholders. Each director is to serve on the Board of Directors until his or her term expires and until a successor is elected and has qualified, or until a director's earlier death, resignation, or removal.

  The current classes of directors are as follows:

  . Class I Directors: Gary S. Paquin, T. A. (Drew) Wahlin and R. Scot Haug. The term of office for the Class I Directors expires as of the 2003 annual meeting.

  . Class II Directors: Douglas K. Carnahan and Dr. Robert Gober. The term of office for the Class II Directors expires as of the 2001 Annual Meeting.

  . Class III Directors: Anthony J. Paquin and Donna L. Weaver. The term of office for the Class III Directors expires as of the 2002 annual meeting.

  Douglas K. Carnahan has decided to not stand for re-election at the Annual Meeting. T.A. (Drew) Wahlin has elected to resign his position effective at the Annual Meeting. The nominee for Class II Director to be voted on at the Annual Meeting is Dr. Robert Gober. Upon election, the nominee will hold office until Medinex's annual meeting of stockholders in 2004.

  If elected, the nominee has agreed to serve, and the Board has no reason to believe the nominee will be unable to serve. If he is unable to stand for election as a result of an unexpected occurrence, the Board may substitute a nominee and allocate the voted shares for another person of its choice. It is intended that the executed proxies be voted for the election of the nominee, unless the authority to do so is withheld. The number of directors on Medinex's Board of Directors is currently seven. After the election there will be five directors. The following information is furnished to provide you with information on each of Medinex's directors.

Nominee

 Class II--Nominee to be Elected to Serve Until the 2004 Annual Meeting

  Dr. Robert Gober--Dr. Gober (48) was appointed as a member of Medinex's Board of Directors in January 2001. Dr. Gober is both a practicing physician and attorney. He has served as a medical consultant to law firms involved in medical malpractice and product liability cases. He has a general medical practice in Baltimore and is a clinical instructor at the Osteopathic Medical Center of Philadelphia. He is licensed to practice medicine in Maryland, Pennsylvania, New Jersey, Florida and Washington D.C. and he is licensed to practice law in Pennsylvania.

Directors

 Class I--Directors Serving Until the 2003 Annual Meeting

  Gary S. Paquin--Mr. Paquin (49) currently serves as Vice-Chairman and Secretary of the Board of Directors. He served as Medinex's Chief Marketing Officer from January 1999 until December 2000, has served as Secretary on the board since August 1998, and a director of Medinex from September 1997. From August 1998 to January 1999, Mr. Paquin served as Medinex's Chief Operating Officer and from August 1998 to February 1999, he served as Medinex's Treasurer. From 1997 to July 1998, Mr. Paquin served as Medinex's Vice President of Sales and Corporate Development. Mr. Paquin co-founded Agency One Corporation in 1989 and served as its Vice President until 1997. Previously, Mr. Paquin served as a regional manager for Computer Associates International, Inc., a software, support and integration services company. Mr. Paquin serves on the local United Way board of directors. Mr. Paquin is the brother of Anthony J. Paquin, Medinex's Chairman of the Board, President and Chief Executive Officer, and David C. Paquin, Medinex's Manager of Human Resources.

  R. Scot Haug--Mr. Haug (54) was appointed as a member of Medinex's Board of Directors in February 2001. Mr. Haug is a certified public accountant and has extensive experience in public and private accounting, as well as in financial technology issues. Mr. Haug currently is the founder and principal of R. Scot Haug, CPA, a full-service certified public accounting firm providing attestation, tax, and technology advisory services. From February 1997 to November 2000 Mr. Haug worked as a senior accountant and general manager of the technology division of Williams and Webster, P.S. where he was the senior technology consultant for applications. Mr. Haug has extensive technology consulting experience and has been a technology and business marketing instructor.

 Class III--Directors Serving Until the 2002 Annual Meeting

  Anthony J. Paquin--Mr. Paquin (42) has served as Medinex's Chairman of the Board of Directors, President, and Chief Executive Officer since September 1997. Mr. Paquin co-founded Agency One Corporation, a company that developed software for the insurance industry in 1989, and served as its President and Chief Executive Officer until 1993 when the Company was acquired by Agency Management Services ("AMS"). Mr. Paquin served as the Senior Vice President of Marketing of AMS from 1993 to March 1997. Mr. Paquin founded and is the President of the Idaho Technology Association. Mr. Paquin is the brother of Gary S. Paquin, Medinex's Vice-Chairman and Secretary of the Board of Directors and David C. Paquin, Medinex's Manager of Human Resources.

  Donna L. Weaver--Ms. Weaver (57) has served as a member of Medinex's Board of Directors since August 1998. Ms. Weaver has served as Chair of the Company's Nominating Committee since March 1999. Ms. Weaver has also served as a member of Medinex's Audit and Compensation Committees since March 1999. Ms. Weaver is the retired chairman of Weaver, Field & London, a San Francisco based investor relations and corporate communications firm she founded in 1985. Ms. Weaver served as a Director of Ross Stores, Inc. from 1986 to 2000 and currently serves on the Board of Directors of Crown Vantage, Inc. and Hancock Fabrics, Inc. She holds a Masters of Science degree from the Stanford Graduate School of Business.

                 The Board of Directors Unanimously Recommends
                        A Vote in Favor of Proposal 1.

                                  PROPOSAL 2

                    RATIFICATION OF APPOINTMENT OF AUDITORS

  The Board of Directors has appointed Williams & Webster, P.S., to serve as Medinex's auditors and to make an examination of Medinex's consolidated financial statements for the year ending December 31, 2001.

  Representatives of Williams & Webster, P.S., will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

                       The Board of Directors Recommends
                  A Vote For the Ratification of Proposal 2.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  During the year ended December 31, 2000, the Board of Directors met eight
(8) times. In addition to the full board meetings, some directors also attended meetings of board committees. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating Committee.

Audit Committee

  The Audit Committee's primary functions are to review and supervise the financial controls of Medinex. This includes selecting Medinex's independent auditors, reviewing the scope of the audit procedures, accounting practices and policies of Medinex's independent auditors and reporting to the Board of Directors regarding the findings of the independent auditors. During 2000, the Audit Committee consisted of Messrs. Wahlin (Chairman) and Carnahan and Ms. Weaver, all of which are independent directors of the Company, and met four times. The audit committee has adopted a written charter attached as Appendix A.

Compensation Committee

  The Compensation Committee is authorized by the Board of Directors to review and approve the benefits and compensation for Medinex's executive officers as reviewed by the full Board of Directors, administer Medinex's compensation and stock option plans, and make recommendations to the Board of Directors regarding compensation issues. During 2000 the Compensation Committee consisted of Messrs. Carnahan (Chairman) and Wahlin and Ms. Weaver, and met four times. For information regarding compensation received by a director, see "Executive Compensation and Other Information," and "Certain Relationships and Related Transactions."

Nominating Committee

  The Nominating Committee recommends the size of the Board of Directors, evaluates the qualifications of and recommends candidates for election as directors of Medinex and members of Board committees. During 2000, the Nominating Committee consisted of Ms. Weaver (Chairwoman) and Messrs. Carnahan and Wahlin. The Nominating Committee did not meet during 2000.

  During the year ended December 31, 2000, all of the directors attended at least 75% of all of the meetings of the Board and those committees on which they served during the year.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  This table details the amount of Medinex's common stock owned as of Tuesday, March 27, 2001, by each person who is known by Medinex to beneficially own more than 5% of Medinex's common stock. The table also shows information concerning beneficial ownership by all directors, each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group.

                          Beneficial Ownership Table

Title of Class: Common Stock

                                                             Amount &
                                                            Nature of   Percent
                                                            Beneficial     of
Name and Address of Beneficial Owner                       Ownership(1) Class(2)
------------------------------------                       ------------ --------
Beneficial Owners:

Gary S. Paquin, Vice-Chairman and Secretary (3,5).........  1,016,742     8.3
 806 West Clearwater Loop, Suite N
 Post Falls, Idaho 83854

Daniel Cohen, Shareholder.................................    995,000     8.1
 310 Cynwyd Road
 Philadelphia, PA 19131

Moon Lew, Shareholder.....................................    890,500     7.2
 1010 Prospect Street, Ste 300
 La Jolla, CA 92037


Directors, Executive Officers and Management: (4)

Anthony J. Paquin, Chairman of the Board of Directors,
 President and Chief Executive Officer (3,6)...................   567,207  4.6

James B. Arnold, former Chief Financial Officer (3)............    90,000    *

David C. Paquin, Manager of Human Resources (3,7)..............   270,625  2.2

Michael R. Paquin, former MedMarket General Manager (3)........    25,333    *

Kelly M. McCarthy, former Vice President of Mergers and
 Acquisitions (3,6,8)..........................................    71,117    *

Kevin Bernard, former Chief Financial Officer..................    15,000    *

Colin Christie, Chief Operating Officer........................     3,000    *

Kelly J. Prior, Chief Financial Officer........................         0    *

Glen Hughlette, Chief Executive Officer of Votenet Solutions
 (3)...........................................................    50,000    *

Donna L. Weaver, Director (3,4,9)..............................   358,967  2.9

T.A. (Drew) Wahlin, Director (3,4,10)..........................    95,667    *

Douglas K. Carnahan, Director (3,4)............................    43,167    *

Dr. Robert Gober, Director (3,4)...............................    71,667    *

R. Scot Haug, Director.........................................         0    *

All directors, executive officers and management as a group
 (15 persons): (3,11).......................................... 2,678,492 21.7

--------
  *   Represents holdings of less than 1%
 (1) For purposes of this table, shares are considered to be "beneficially" owned if the person holds them either directly or indirectly. "Beneficially" owned includes the shares a person has the right to acquire within 60 days of March 27, 2001. Unless otherwise indicated in the footnotes to this table and subject to the community property laws where applicable, each of the stockholders named in this table has sole voting and investment power regarding the shares beneficially owned by the stockholder.
 (2) The percentage of stock ownership is based on 12,327,421 outstanding shares of Medinex common stock, adjusted as required by the rules promulgated by the SEC.
 (3) Includes shares which Medinex executive officers, directors and management have the right to acquire within 60 days after the date of this table pursuant to outstanding stock options. Mr. Anthony Paquin 55,832; Mr. Gary Paquin 39,582; Mr. David Paquin 20,625; Ms. Weaver 12,467; Mr. Wahlin 13,267; Mr. Carnahan 13,267; Mr. Mike Paquin 23,333;
      Ms. McCarthy 23,333; Mr. Arnold 90,000; Dr. Gober 8,334; Mr. Hughlette 50,000; and all directors and executive officers as a group 350,040.
 (4) Includes a total of 14,400 shares of Medinex's common stock granted to the Non-employee Directors in January 2000 and a total of 21,600 shares of Medinex's common stock granted to the Non-employee Directors in December 2000, as compensation for their services on the Board in 2000.
 (5) Mr. Gary Paquin is a beneficial owner as well as a director. Mr. Paquin owns 977,160 shares individually.
 (6) Mr. Anthony Paquin owns 486,875 shares individually. Ms. McCarthy owns 31,604 shares individually. Mr. Paquin and Ms. McCarthy own 24,500 shares jointly as husband and wife.
 (7)  Mr. David Paquin owns 250,000 shares individually.
 (8) Ms. McCarthy holds warrants to purchase 16,180 shares of Medinex common stock.
 (9) Ms. Weaver holds 346,500 shares jointly with her husband, C.R. Weaver, in a family trust.
(10) Idaho Consulting International, a sole proprietorship owned by Mr. Wahlin, holds an option to purchase 62,500 shares of Medinex common stock at an exercise price of $.03 per share.
(11) Medinex is not aware of any transaction or arrangements that would result in a change in control of the Company.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

  This table details certain summary information concerning compensation paid to or accrued by Medinex on behalf of Medinex's Chief Executive Officer and each of Medinex's other executive officers, as of the end of the last year ("Named Executive Officers") and for the years ended December 31, 1999, December 31, 1998.

                          Summary Compensation Table

                                                                         Long-term
                                                                        Compensation
                                       Annual Compensation               Awards/3/
                              ----------------------------------------- ------------
Name and Principal                                                       Securities
Position                                                 Other Annual    Underlying
Compensation($)/4/       Year Salary($)     Bonus($)/1/ Compensation/2/  Options(#)   All Other
------------------       ---- ---------     ----------- --------------- ------------  ---------
Anthony J. Paquin        2000 $201,750            --          --           80,000      $ 1,361/4/
 Chairman of the Board,  1999 $150,000        $50,000         --           62,500      $ 1,309/4/
 President, and Chief    1998 $100,600            --          --              --       $   432/4/
 Executive Officer

Gary S. Paquin           2000 $152,723            --          --           50,000      $ 1,361/4/
 Chief Marketing         1999 $125,000        $50,000         --           43,750      $ 1,309/4/
 Officer, Vice-Chairman  1998 $100,200            --          --              --       $   817/4/
 and Secretary

James B. Arnold          2000 $ 99,814/10/        --          --           50,000      $10,000/10/
 Chief Financial Officer 1999 $ 28,125/5/         --          --           40,000      $45,185/9/
                         1998      --             --          --              --           --

Michael R. Paquin,       2000 $128,646            --          --           70,000          --
 MEDMarket General       1999 $ 41,666/6/         --          --              --       $18,000/9/
 Manager                 1998      --             --          --              --           --

Kelly M. McCarthy,       2000 $ 85,186        $29,000         --           70,000          --
 Vice President of       1999 $ 41,666/7/         --          --           16,180/8/   $90,518/7/
 Mergers and             1998      --             --          --              --           --
 Acquisitions

David C. Paquin          2000 $101,853            --          --           30,000          --
 Manager of Human        1999 $ 80,000            --          --           20,625          --
 Resources               1998 $ 36,000/12/        --          --              --           --

Glen Hughlette           2000 $ 89,167/11/    $15,000         --          200,000          --
 Chief Executive Officer 1999      --             --          --              --           --
 of Votenet Solutions    1998      --             --          --              --           --

--------
 (1) For the years ended December 31, 2000, 1999 and 1998, Medinex did not have a formal bonus plan. The Board of Directors and the Compensation Committee determined the size of the bonus for all Executive Officers.
 (2) Consists of gains on the exercise of options equal to the difference between the exercise price and the market price on the exercise date. No options were exercised by the Named Executive Officers during 2000. Certain incidental personal benefits that are furnished to Medinex's executive officers may result from expenses incurred in attracting and retaining qualified personnel. In 2000, Medinex did not provide any incidental benefits to any of the Named Executive Officers not otherwise noted on the Summary Compensation Table.
 (3) Medinex has no stock appreciation rights (SARs). The long-term compensation awards consist of stock options granted under the 1999 Equity Incentive Plan. Options vest at a rate of 1/3 per year over a period of three years beginning on December 31, 1999, or the grant date, whichever is later, unless pursuant to the terms of the stock option grants, the vesting schedule is accelerated.

 (4) Medinex pays the premiums for a combined life-insurance policy on Anthony J. Paquin and Gary S. Paquin of which Medinex is the beneficiary. The total annual premium for 2000 was $1,361 for each of these Named Executive Officers.
 (5) James B. Arnold joined Medinex in October 1999 as the Chief Financial Officer. Mr. Arnold's salary represents his earnings from October 1999 through December 31, 1999.
 (6) Michael R. Paquin joined Medinex in August 1999 as the MedMarket General Manger. Mr. Paquin's salary represents his earnings from August, 1999 through December 31, 1999.
 (7) Kelly M. McCarthy joined Medinex in August 1999 as the Vice President of Mergers and Acquisition. Ms. McCarthy's salary represents her earnings and her commission from August 1999 through December 31, 1999.
 (8) Ms. McCarthy received a warrant agreement to purchase 16,180 shares of Medinex common stock as part of her compensation in assisting with Medinex's initial public offering when she worked at EBI Securities Corp.
 (9) Medinex paid the relocation expenses for Mr. Arnold and Mr. Michael Paquin for their moves from Virginia and Chicago, respectively.
(10) James B. Arnold resigned in August 2000. Therefore, Mr. Arnold's salary represents his earnings from January 2000 through August 2000. Mr. Arnold was also paid $10,000 in accordance with his severance agreement.
(11) Glen Hughlette joined Medinex in March 1, 2000 as the Chief Executive Officer of Votenet Solutions. Mr. Hughlette's salary represents his earnings from March 2000 through December 2000.
(12) Dave Paquin joined Medinex in June 1, 1998 as General Manager. Mr. Dave Paquin's salary represents his earnings from June 1998 through December 1998.

Stock Option Grants in 2000

  In 2000, the Board of Directors granted stock options under Medinex's 1999 Equity Incentive Plan ("Equity Incentive Plan"). For 2000, Medinex reserved 1,617,155 shares of common stock to issue as stock awards to directors, executive officers, and employees. The number of shares of common stock available under the Equity Incentive Plan is adjusted annually on January 1 based on 15% of the aggregate of (i) the total shares of common stock outstanding and (ii) the number of shares of stock Medinex is obligated to issue under specific contracts, as of such date.

  At December 31, 2000, Medinex had outstanding stock options for 1,470,475 shares and there were 146,680 remaining under the Equity Incentive Plan.

  Medinex also has a Non-Qualified Stock Plan ("Non-Qualified Plan") for the benefit of employees and consultants. Medinex has 1,000,000 shares authorized under the Non-Qualified Plan. As of December 31, 2000, Medinex had outstanding stock options for 417,029 shares and there were 582,971 remaining under the Non-Qualified Plan.

  The Equity Incentive Plan and the Non-Qualified Plan are administered by the Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors as to who receives options or other stock awards, the number of shares in each option or award, when the options may be exercised, and the exercise price of the option. The table below details information about the stock options granted during 2000 to the Named Executive Officers under the Equity Incentive Plan.

                       Option Grants in Last Fiscal Year

                                            Individual Grants
                           -----------------------------------------------------
                           Number of         % of
                           Securities   Total Options
                           Underlying     Granted to
                            Options      Employees in  Exercise
       Name                 Granted     Fiscal Year(3) ($/SH)(4) Expiration Date
       ----                ----------   -------------- --------- ---------------
Anthony J. Paquin.........   80,000(1)        5.9        $6.31      02/21/10
Gary S. Paquin............   50,000(1)        3.7        $6.31      02/21/10
James B. Arnold...........   50,000(2)        3.7        $6.31      02/21/10
Michael R. Paquin.........   50,000(1)        3.7        $6.31      02/21/10
                             20,000(1)        1.5        $9.38      05/16/10
Kelly M. McCarthy.........   50,000(1)        3.7        $6.31      02/21/10
                             20,000(1)        1.5        $6.25      05/16/10
David C. Paquin...........   30,000(1)        2.2        $6.31      02/21/10
Glen Hughlette............  200,000(1)       14.8        $0.50      11/27/10

--------
(1) Options vest at a rate of 1/3 a year over a period of three (3) years beginning on December 31, 2000, unless the vesting schedule is accelerated according to the terms of the stock option grant. In the event of a change of control, as defined in the Equity Incentive Plan, as amended, all outstanding options become exercisable immediately. Options expire three (3) months after an optionee's employment with Medinex is terminated for any reason, unless the termination results from optionee's permanent disability or death. Options expire ten (10) years from the grant date.

     In the case of an optionee's disability, a vested option does not expire until one (1) year after optionee's disability. In the case of an optionee's death, a vested option does not expire until eighteen (18) months after an optionee's death.

(2) Mr. Arnold's shares are fully vested under the terms of his severance agreement and release dated September 16, 2000.

(3) During 2000, 40 of Medinex's 186 employees were granted options under the Equity Incentive Plan; options for 550,000 shares were granted to Named Executive Officers; and options for 805,700 shares were granted to Medinex employees. In aggregate, 1,355,700 shares were granted from Medinex's Equity Incentive Plan during 2000. None of the Named Executive Officers received options under the Non-Qualified Plan.

(4) Represents the exercise price of Medinex's common stock as determined by the Board of Directors under the Equity Incentive Plan.

Aggregated Stock Options

  The table below provides information concerning aggregated unexercised stock options held as of the end of 2000 and the stock options exercised during 2000 by the Named Executive Officers under the Equity Incentive Plan.

  Aggregated Options/Exercises in Last Fiscal Year and Fiscal Year End Option
                                    Values

                                                   Number of Securities
                                                  Underlying Unexercised     Value of Unexercised
                                                   Options at Options at    In-the-money Options at
                           Shares                  December 31, 2000(1)     December 31, 2000(1, 2)
                         Acquired on    Value    ------------------------- -------------------------
Name                     Exercise(#) Realized($) Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- ----------- ----------- ------------- ----------- -------------
Anthony J. Paquin.......     --          --        55,832        86,668        --           --
Gary S. Paquin..........     --          --        39,582        54,168        --           --
James B. Arnold.........     --          --        90,000             0        --           --
Michael R. Paquin.......     --          --        23,333        46,667        --           --
Kelly M. McCarthy.......     --          --        23,333        46,667        --           --
David C. Paquin.........     --          --        20,625        30,000        --           --
Glen Hughlette..........     --          --             0       200,000        --           --

--------
(1) The table includes regular options and bonus options vested under Medinex's Equity Incentive Plan as of December 31, 2000. The options are valued as of December 31, 2000.
(2) The values in these columns are the aggregate amount by which the market price per share of $0.22 on December 31, 2000, exceeded the respective exercise prices of each of the options.

Director Compensation

 Fees Paid for Services

  In November 1999, the Compensation Committee agreed to pay non-employee directors' compensation of $1,000 for each Board of Directors meeting attended, $500 for each committee meeting attended and $500 for each telephonic Board of Directors or telephonic committee meeting the non-employee director attended. The non-employee directors also receive reimbursement for travel and lodging expenses based on each director's location. In September 2000, the Compensation Committee agreed that each non-employee director would receive stock as payment for their services as a director in lieu of cash. Total stock and cash paid to directors for services rendered in fiscal year 2000 was 21,600 shares and $13,500.

 Retainer

  In January 2000, each non-employee director received a restricted stock grant and a stock option grant under the Equity Incentive Plan. The stock grant was for 4,800 shares of Medinex common stock, which were released from restriction on December 31, 2000. The stock option grant was for 4,800 shares of Medinex common stock of which 1/3 vests annually. In November 2000, Dr. Gober was issued 20,800 shares of Medinex Common Stock, which will be released from restriction on May 22, 2001.

 Other Compensation

  On February 22, 2000, the Compensation Committee agreed that each non-employee director would receive a stock option grant for 10,000 shares of common stock for his or her efforts in assisting Medinex with its Initial Public Offering. The exercise price for these shares is $6.31, the fair market value of the stock as of January 3, 2000. These stock options are fully vested.

Executive Officers And Directors

  The following table describes certain information about Medinex's executive officers ("Executive Officers") and directors.

   Name                  Age                               Position
   ----                  ---                               --------
Anthony J. Paquin.......  42 Chairman of Board of Directors, President and Chief Executive Officer
Gary S. Paquin..........  49 Vice-Chairman and Secretary of Board of Directors
Colin Christie..........  41 Chief Operating Officer
Kelly J. Prior..........  28 Chief Financial Officer
David C. Paquin.........  45 Manager of Human Resources
Donna L. Weaver.........  57 Director
T. A. (Drew) Wahlin.....  53 Director
Douglas K. Carnahan.....  59 Director
Dr. Robert Gober........  48 Director
R. Scot Haug............  54 Director

Description of Executive Officers, Directors and Key Employees

  Below are descriptions for each of the Executive Officers, Directors and key employees not previously mentioned as Directors under Proposal 1 on pages 3 and 4 of the Proxy Statement.

  David C. Paquin (45) joined Medinex in June 1998 as a General Manager and currently serves as Medinex's Manager of Human Resources. From March 1999 through August 1999, Mr. Paquin served as the Chief Operating Officer for Medinex. From April 1994 to June 1998, Mr. Paquin served as the Manager of Customer Service, Human Resources and Sales at AMS. Mr. Paquin holds a Masters of Science from the New York Institute of Technology. Mr. Paquin is the brother of Anthony J. Paquin, Medinex's Chairman of the Board, President, and Chief Executive Officer and; Gary S. Paquin, Medinex's Vice-Chairman and Secretary of Board of Directors.

  Colin Christie (41) Mr. Christie joined Medinex in August 2000 as Vice-President of Technology. In February 2001 Mr. Christie was appointed as Chief Operating Officer. Mr. Christie has nearly 20 years of operations and executive management experience with publicly traded technology firms, such as Motorola Semiconductors, Philips Semiconductors, and Linfinity Microelectronics. Mr. Christie also was co-founder and technology architect for POP Communications, formerly Internet Resource. In 1994, Mr. Christie began working as an Internet and technology consultant. At the same time, Mr. Christie also co-founded and was CEO of Koinonia Interactive, Inc., and served as Chief Operating Officer of its parent corporation, Koinonia House, Inc. Most recently, Mr. Christie was co-founder of EnableGroup.com, Inc., an Internet strategies company.

  Kelly J. Prior (28) Mr. Prior joined the Company in October 2000 as Controller. In January 2001, Mr. Prior was appointed as the Chief Financial Officer. Mr. Prior has extensive financial and auditing experience, including a position as an assurance and business advisory services manager at PricewaterhouseCoopers LLP. Mr. Prior graduated from Eastern Washington University with a bachelor's degree in professional accounting. He is a member of the Washington Society and American Institute of Certified Public Accountants.

  Douglas K. Carnahan (59) Mr. Carnahan has served as a member of Medinex's Board of Directors since 1998. Mr. Carnahan has served as the Chairman of Medinex's compensation committee since October 1998; as a member of the audit committee since March 1999; and as a member of the nominating committee since March 1999. Mr. Carnahan served as Senior Vice President of Hewlett-Packard Company from 1995 to 1998. Currently, Mr. Carnahan serves on the board of directors of Molex, Inc., an electronic components company. Mr. Carnahan holds a Masters of Business Administration from Santa Clara University.

  T. A. (Drew) Wahlin (53) Mr. Wahlin has served as a member of Medinex's Board of Directors since August 1998. Mr. Wahlin has served as the Chairman of Medinex's audit committee since October 1998; as a member of the compensation committee since March 1999; and as a member of the nominating committee since March 1999. Mr. Wahlin has served as the managing principal of Idaho Consulting International, a consulting firm, since January 1994. He holds a Masters of Business Administration from the University of Puget Sound. Mr. Wahlin is a Certified Public Accountant.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee, which consists of at least two outside Directors, reviews and approves the compensation of Medinex's Executive Officers and makes recommendations to the Board of Directors regarding compensation issues. The full Board of Directors reviews all decisions by the Compensation Committee relating to the compensation of Medinex's Executive Officers.

Employment Agreements

  The Compensation Committee evaluated the use of Employment Agreements and determined that, in general, these agreements were not to the benefit of the company. The Committee adopted an Employment Agreement policy that allows for current agreements to continue through expiration, allows for renewal of the Chief Executive Officer agreement, allows for the use of employment agreements for key individuals during acquisitions of companies, and does not allow the use of new employment agreements when hiring executives.

Summary of Position Changes

  Jim Arnold resigned from the company effective September 29, 2000.

  Kevin Bernard was elected as Chief Financial Officer on September 29, 2000. Mr. Bernard resigned effective January 22, 2001.

  Gary S. Paquin resigned from active employment of the Company effective December 15, 2000, to remain as Vice-Chairman and Secretary of the Board of Directors and is on retainer with the Company as a consultant through March 31, 2001.

  Kelly McCarthy resigned from the Company effective December 31, 2000

  Oron Strauss resigned from the Company effective June 2000.

  Michael R. Paquin resigned from the Company effective December 31, 2000.

  Kelly J. Prior joined the Company as Controller on October 9, 2000. He was elected as Chief Financial Officer effective January 22, 2001.

  Colin Christie joined the Company as Vice President of Technology on August 9, 2000. He was elected as Chief Operating Officer on February 12, 2001.

Executive Compensation

  Medinex's compensation policies for Executive Officers are structured to provide competitive compensation levels that integrate compensation with Medinex's annual and long-term performance goals, reward above-average corporate performance, recognize an individual's initiative and achievements, provide mechanisms for the Executive Officers to provide for their retirement, and assist Medinex in attracting and retaining qualified executives. Actual compensation in any particular year may be above or below Medinex's competitors or comparably-sized companies in similar industries, depending upon Medinex's performance. The Compensation Committee believes stock ownership is beneficial in aligning Medinex's and stockholders' interests in enhancing shareholder value.

  Compensation paid to the Executive Officers in 2000, as reflected in the Summary Compensation Table and stock option grant tables, consisted of the following elements: base salary, bonus, the value of stock options that were granted and which vested in 2000, the Employee Stock Purchase Plan and retirement plans.

  Medinex's stock option plans are designed to reinforce the long-term focus on both Medinex's financial and operational performance and its stock performance. Medinex has granted stock options and bonus stock options to Executive Officers under Medinex's Equity Incentive Plan. In 2000, the Compensation Committee approved the grant of 550,000 shares under options of Medinex's common stock to its Executive Officers and employees. The 2000 options generally vested at a rate of 1/3 per year beginning on December 31, 2000, unless subject to accelerated vesting. The stock options expire approximately 10 years from the grant date.

  The Executive Officers may also participate in Medinex's other employee benefit programs as long as they meet each plan's participation requirements. These other benefits include health insurance, group life insurance, the 1999 Employee Stock Purchase Plan, and the 401(k) Plan. In 2000, Medinex did not match any amounts contributed by employees to the 401(k) Plan.

  The Compensation Committee examined the use of executive benefits in the industry and did a comparative analysis of benefits provided to Medinex Executive Officers. The Committee determined that Medinex executive benefits were appropriately set.

  The Compensation Committee reduced the salaries of Medinex Executive Officers effective October 1, 2000 in response to a request from the Chief Executive Officer.

Chief Executive Officer's 2000 Compensation

  The Compensation Committee's general approach to the Chief Executive Officer's annual compensation is to establish a competitive annual base salary and to provide for additional compensation based on Medinex's actual performance during the year. This approach coincides with Medinex's general philosophy of providing compensation commensurate with the individual's and Medinex's performance. As a result, the Chief Executive Officer's compensation may fluctuate from year to year.

  In January 1999, Medinex signed an employment agreement with Anthony J. Paquin as Medinex's President and Chief Executive Officer. Mr. Paquin's employment agreement expires on December 31, 2001. On January 1, 2000, Mr. Paquin's salary was adjusted to $225,000. Effective October 1, 2000, Mr. Paquin's salary was voluntarily adjusted to $157,000.

  The Compensation Committee's approach to the Chief Executive Officer's long-term compensation is to provide for retirement planning through Medinex's 401(k) Plan and through stock option plans implemented by Medinex to emphasize long-term performance and Medinex's stock performance. Mr. Paquin participates in Medinex's Equity Incentive Plan. In 2000, Mr. Paquin was granted options to purchase 80,000 shares of Medinex common stock, which vest at a rate of 1/3 annually beginning on December 31, 2000. All of the options expire 10 years from the grant date.

                                          COMPENSATION COMMITTEE
                                          Douglas K. Carnahan, Chairman
                                          Donna L. Weaver
                                          T.A. (Drew) Wahlin
                                          Dr. Robert Gober

                            AUDIT COMMITTEE REPORT

  The Audit Committee, which consists of at least two independent outside Directors, reviews Medinex's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Medinex's independent auditors are responsible for expressing an opinion on the conformity of Medinex's audited financial statements to generally accepted accounting principles.

  In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees). In additions, the Audit Committee has received from the independent auditors the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1 (Independence Discussions with Audit committees) and discussed with them their independence from Medinex and its management. The audit Committee has considered whether the independent auditors provision of information technology services and other non-audit services to the company is compatible with the auditor's independence.

  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has also approved, that the audited financial statements be included in Medinex's Annual Report on SEC Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Change in Independent Auditors

  On February 12, 2001, the Board of Directors approved the recommendation by the Audit Committee of the Board of Directors to (i) engage Williams and Webster, P.S. as the independent accountants for Medinex and (ii) dismiss Arthur Andersen LLP as such independent accountants.

  During the two fiscal years ended December 31, 2000 and the subsequent interim period through February 12, 2001, (i) there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused it to make reference in connection with its report to the subject matter of the disagreement, and (ii) Arthur Andersen LLP has not advised the registrant of any reportable events as defined in paragraphs (A) through (E) of Regulation S-B Item 304 (a)(1)(iv), except as noted below.

  On September 12, 2000, Arthur Andersen LLP notified the Audit Committee and the Board of Directors of Medinex Systems, Inc. of a material weakness in the internal control structure of the Company. The Audit Committee and Board of Directors immediately reviewed the internal control matters and recommendations from Arthur Andersen LLP, discussed an appropriate plan of action, and provided the necessary improvements to resolve the internal control deficiencies to the satisfaction of Arthur Andersen LLP.

  Medinex Systems, Inc. has authorized Arthur Andersen LLP to respond fully to the inquiries of Williams and Webster, P.S. concerning these internal control matters.

Fees Paid to Independent Auditors

     Audit Fees....................................................... $ 25,000
     Review of Quarterly filings......................................   42,768
     Financial Information Systems Design and Implementation Fees.....      --
     All Other Fees...................................................   89,245
                                                                       --------
     Total Fees....................................................... $157,013
                                                                       ========

  A copy of the Amended Audit Committee charter has been attached as an Appendix A. All members of the Audit Committee are independent.

                                          AUDIT COMMITTEE
                                          T.A. (Drew) Wahilin, Chairman
                                          Donna L. Weaver
                                          Douglas K. Carnahan
                                          R. Scot Haug

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires Medinex's Executive Officers, directors, and persons owning more than 10% of a registered class of Medinex's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish Medinex with copies of all Section 16(a) forms they file. Based solely on its review of such forms and written representations from certain reporting persons that they have complied with the relevant filing requirements, Medinex believes that all filing requirements applicable to its Executive Officers, directors, and greater than 10% stockholders were complied with as of December 31, 2000.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  On November 17, 2000, Medinex board member Donna Weaver and her husband, Charles Weaver, purchased 100,000 units of Medinex common stock at a price of $90,000 in a private placement offering. Each unit consisted of one share of Medinex common stock, one Class A warrant to purchase one share of common stock at a purchase price of $1.90 per share, and one Class B warrant to purchase one share of common stock at a purchase price of $5 per share.

  In September 1999, Medinex invested $525,000 in MoneyZone.com, formerly known as EBONLINE, an Internet company. Anthony Paquin previously served as a director of MoneyZone.com, but did not receive compensation for his services. At December 31, 2000, the investment's fair market value was approximately $99,000.

  In December 1999, Medinex made a personal loan to Oron Strauss in the amount of $132,774.00. The interest rate on this loan is 6.25%. Medinex is currently pursuing legal action to collect on this note.

  Until August 31, 1999, Kelly McCarthy served as the Vice President of Corporate Finance for EBI Securities Corporation ("EBI"). EBI was the underwriter of Medinex's Initial Public Offering which became effective June 22, 1999. Ms. McCarthy also is an NASD member for Series 7 and Series 24 securities.

  On February 13, 2001, Medinex sold substantially all of the assets of its Political division, which included the assets of its subsidiary corporations, Raintree Communications Corporation, Public Disclosure, Inc., Net.Capitol, Inc., and U.S. Congress Handbooks, Inc., along with certain other political-related assets and liabilities, to Votenet Solutions, Inc. Prior to the closing, Glen Hughlette, the President of Votenet Solutions, Inc. was the Chief Executive Officer of the Company's political division. There was no other material relationship between Votenet, and Medinex, or either of the companies' affiliates.

  Medinex believes that the transactions summarized above were made on terms no less favorable than terms Medinex could have obtained from unaffiliated third parties. The board of directors has determined that transactions between Medinex and its officers, directors or principal stockholders will be approved by a majority of the disinterested directors and will be on terms no less favorable than Medinex could obtain from an unaffiliated third party. The board of directors may obtain independent counsel or other independent advice to assist in that determination.

  Any future transactions between Medinex and its Executive Officers, directors, and affiliates will be on terms no less favorable to Medinex than can be obtained from unaffiliated third parties, and any material transactions with such persons will be approved by a majority of Medinex's disinterested directors.


Indemnification Of Executive Officers And Directors

  Medinex's Bylaws provide that Medinex will indemnify its directors and Executive Officers and may indemnify its other officers, employees, and other agents to the fullest extent not prohibited by law. Medinex believes that indemnification under its Bylaws covers at least negligence by indemnified parties, and requires Medinex to advance litigation expenses in the case of shareholder derivative actions or other actions against an undertaking by the indemnified party to repay such advances if it is ultimately determined that the indemnified party is not entitled to indemnification. Medinex is also empowered under its Bylaws to enter into indemnification contracts with its directors and officers and to purchase insurance on behalf of any person whom it is required or permitted to indemnify. In accordance with this provision, Medinex has entered into indemnity agreements with its directors and officers. Medinex also has in effect directors and officers liability insurance coverage.

  Medinex's Certificate of Incorporation provides that, under Delaware law, its directors will not be liable for monetary damages for breach of the directors' fiduciary duty of care to Medinex and its stockholders. This provision in the Certificate of Incorporation does not eliminate the duty of care, and in appropriate circumstances, equitable remedies such as injunctive or other forms of nonmonetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to Medinex, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

  In February 2001, the Company and Anthony J. Paquin were named as defendants in a lawsuit alleging breach of contract, among other things, and seeking monetary damages of an unspecified amount for the Company's and Mr. Paquin's alleged failure to acquire BetterVote.com. Management believes the claim is without merit. Currently, there is no other pending litigation or proceeding involving a director, Executive Officer, employee, or other Medinex agent where indemnification is sought. Medinex is not aware of any threatened litigation that may result in indemnification claims by any director, Executive Officer, employee, or other agent.

               STOCKHOLDER PROPOSALS OR NOMINATION OF DIRECTORS

  Medinex's Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must be given in writing to the Secretary of Medinex at Medinex's executive offices no later than April 22, 2001 as detailed below.

  Medinex's Bylaws also provide details about the information that needs to be included in each stockholder's proposal or nomination of a director. As of the date of this Proxy Statement, no stockholder proposals or nominations have been made for consideration at the Annual Meeting.

                                 OTHER MATTERS

  The Board of Directors is not aware of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly presented, persons named as proxies will vote in accordance with their best judgment on such matters.

                                          By Order of the Board of Directors

                                          /s/ Gary S. Paquin
                                          _____________________________________
                                          Gary S. Paquin
                                          Secretary and Vice-Chairman

Post Falls, Idaho
April 5, 2001

  A copy of Medinex, Inc.'s Annual Report to the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2000, is available without charge upon written request to:

Susan Cuff
Manager of Investor Relations
Medinex Systems, Inc.
806 West Clearwater Loop, Suite N
Post Falls, Idaho 83854
www.medinexsystems.com

                        CHARTER OF THE AUDIT COMMITTEE

  The Audit Committee of the Board of Directors of Medinex Systems, Inc., ("Company") shall consist of up to three members of the Board of Directors, at least two of which shall be independent, and shall be charged with the following functions:

  1. To recommend to the Board of Directors the engagement or discharge of independent auditors to examine, on an annual basis, the financial statements of the Company.

  2. To review the planned scope and results of the audit engagement (including comments or recommendations) with the independent auditors and the Company's financial officers.

  3. To approve professional services provided by the independent auditors, and approve the fees for all services.

  4. To review the independence of the independent auditors including review and approval of all professional services to be performed by the independent auditors, and consider whether the independence of the independent auditors is affected by the performance of non-audit services.

  5. To review annual financial statements, auditors' report and management's discussion and analysis of the financial results.

  6. To review the scope and results of the Company's internal auditing activities and the adequacy of internal accounting and financial controls, systems, and other internal procedures necessary to safeguard assets and ensure compliance by the Company and its employees with the highest accounting, legal and ethical standards.

  7. To direct any special investigations deemed necessary or appropriate by the Board of Directors or any of its Committees.

  8. To perform such other functions and have such other powers as may be necessary or convenient to the efficient discharge of the foregoing.

  9. To report to the Board of Directors from time to time, or whenever it shall be called upon to do so.

  The operations of the Audit Committee shall be subject to the Bylaws of the Company as in effect from time to time.

                             MEDINEX SYSTEMS, INC.
          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 22, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned stockholder hereby appoints Anthony J. Paquin, Kelly J. Prior, and Jeffery J. Crandall, or any of them, attorneys and proxies with full power of substitution in each of them, in the name, place, and stead of the undersigned stockholder to attend, vote and act for the undersigned at the Annual Meeting and at any adjournments thereof, with respect to the following items:

1. To elect the nominee for director:

 Nominee:

 Dr. Robert Gober:   [_] FOR   [_] AGAINST   [_] ABSTAIN

 Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

2. Ratification of Webster & Williams, P.S., as Medinex's independent auditors for the fiscal year ending December 31, 2001.

                [_] FOR   [_] AGAINST   [_] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                (Continued and to be signed on the reverse side)

                                SEE REVERSE SIDE

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

If not otherwise directed, this proxy will be voted FOR each of the two proposals and any such other business as may properly come before the meeting listed on the reverse side of this card.

                                                 YES   NO
DO YOU PLAN TO ATTEND THE ANNUAL MEETING?        [_]   [_]

                                             ----------------------------------
                                             Signature

                                             Date:
                                                  -----------------------------

                                             ----------------------------------
                                             Signature    (if held jointly)

                                             Date:
                                                  -----------------------------

                                             NOTE: Please sign exactly as your
                                             name appears hereon. If signing
                                             as attorney, executor,
                                             administrator, trustee, guardian,
                                             partner, etc., please give your
                                             full title as such. If signing
                                             for a corporation, please give
                                             your title. If shares are held in
                                             the name of two or more persons,
                                             all should sign.